Prospectus                                                      May 1, 1996
                                              (as revised January 13, 1997)

                     Delaware Group Premium Fund, Inc.
                1818 Market Street, Philadelphia, PA  19103


     Delaware Group Premium Fund, Inc. (the "fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its various separate Portfolios. Each Portfolio ("series") is in effect a separate fund issuing its own shares. The shares of the fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the series are described below. See Investment objectives and policies. Although each series will constantly strive to attain its objective, there can be no assurance that it will be attained.

     This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the fund's registration statement), dated May 1, 1996, as it may be amended from time to time, contains additional information about the fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-523-1918. The series' financial statements appear in the fund's Annual Report, which will accompany any response to requests for Part B.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

     Equity/Income Series--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This series has the same objective and investment disciplines as the Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.

     Emerging Growth Series--seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies.
These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This series has the same objective and investment disciplines as Delaware Group Trend Fund, Inc., a separate Delaware Group fund.

     Global Bond Series--seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This series is a global fund, as such, at least 65% of the series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This series has the same objective and investment disciplines as the Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.

PLEASE NOTE:  AS OF THE DATE OF THIS PROSPECTUS, THE GLOBAL BOND
SERIES IS NOT YET AVAILABLE IN ALL STATES.  PLEASE CONSULT YOUR
INVESTMENT DEALER FOR CURRENT INFORMATION ABOUT THE SERIES'
AVAILABILITY.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE
REFERENCE.

THE DATE OF THIS PROSPECTUS IS MAY 1, 1996 (AS REVISED JANUARY
13, 1997).



Table of contents

Cover page . . . . . . . . . . . . . . . . . . . . . . .
Summary information. . . . . . . . . . . . . . . . . . .
Financial highlights . . . . . . . . . . . . . . . . . .
Investment objectives and policies . . . . . . . . . . .
 Introduction. . . . . . . . . . . . . . . . . . . . . .
 Equity/Income Series. . . . . . . . . . . . . . . . . .
 Emerging Growth Series. . . . . . . . . . . . . . . . .
 Global Bond Series. . . . . . . . . . . . . . . . . . .
 Other considerations. . . . . . . . . . . . . . . . . .
Purchase and redemption. . . . . . . . . . . . . . . . .
Dividends and distributions. . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .
Calculation of offering price and net asset value per share. .
Management of the fund . . . . . . . . . . . . . . . . .
 Performance information . . . . . . . . . . . . . . . .
 Distribution and service. . . . . . . . . . . . . . . .
 Expenses. . . . . . . . . . . . . . . . . . . . . . . .
 Description of fund shares. . . . . . . . . . . . . . .

Summary information

Capitalization
 The fund has a present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share, with fifty million shares allocated to each of the fund's series. See Description of fund shares under Management of the fund.

Investment managers
 Delaware Management Company, Inc. ("Delaware Management") furnishes investment management services to the Equity/Income and Emerging Growth Series, subject to the supervision and direction of the fund's Board of Directors. Under the Investment Management Agreement between Delaware Management and these series, the annual compensation paid to Delaware Management is equal to, respectively, 0.60% and 0.75% of the average daily net assets of the series, less, in the case of the Equity/Income Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the fund. Delaware Management has elected voluntarily to waive its management fee and to reimburse the respective series to the extent necessary to maintain a limit on the total operating expenses of each series for a limited period. See Management of the fund.

 Delaware International Advisers Ltd. ("Delaware
International") furnishes investment management services to the Global Bond Series, subject to the supervision and direction of the fund's Board of Directors. Under the Investment Management Agreement between the series and Delaware International, the annual compensation paid to Delaware International is equal to 0.75% of the series' average daily net assets. Delaware International has elected voluntarily to waive its management fee and to reimburse the Global Bond Series to the extent necessary to maintain a limit on the total operating expenses of this series for a limited period. See Management of the fund.

Investment objectives and policies
 Each series has a different investment objective and seeks to achieve its objective by pursuing different investment strategies. See Cover page of this Prospectus and Investment objectives and policies.

Open-end investment company
 The fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of the Global Bond Series, each series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Global Bond Series operates as a nondiversified fund as defined by the 1940 Act.

Purchase and redemption
 Shares of the series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. None of the series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions. See Purchase and redemption.

Special considerations and risk factors
 Prospective investors should consider a number of factors depending upon the series in which they propose to invest:

 1. The Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Equity/Income and Emerging Growth Series may also invest a portion of their assets in securities of such issuers and companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain considerations comprising both risk and opportunity not typically associated with investing in the securities of United States companies and issuers. See Foreign securities and foreign currency transactions and Special risk considerations under Other considerations.

 2. Each series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The series do not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other considerations.

 3. The Emerging Growth and Global Bond Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established by futures commission merchants in the care of the fund's custodian bank. While the series do not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The fund is not registered as a commodity pool operator nor is Delaware International or Delaware Management registered as a commodities trading adviser in reliance upon various exemptive rules. See Futures contracts and options on futures contracts under Other considerations.

 4. The Global Bond Series may invest in interest rate swaps for hedging purposes which could subject the series to increased risks. See Interest rate swaps under Global Bond Series - Investment strategy and Special risk considerations under Other considerations.

 5. While the Global Bond Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), the series will not be diversified under the 1940 Act. Thus, while at least 50% of the series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.



































Financial highlights

The following financial highlights through December 31, 1995 are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part
B. Further information about the Equity/Income and Emerging Growth Series' performance is contained in the fund's Annual Report to shareholders. A copy of the fund's Annual Report (including the report of Ernst & Young LLP) may be obtain from the fund upon request at no charge.

The unaudited financial information for the Equity/Income and Emerging Growth Series shown below is derived from the unaudited financial statements of the fund for the six-month period ended June 30, 1996. The data should be read in conjunction with the financial statements and related notes which are incorporated into Part B by reference to the fund's Semi-Annual Report for the six months ended June 30, 1996. A copy of the Semi-Annual Report may be obtained from the fund upon request at no charge.

Unaudited financial information for the period May 2, 1996 (date of initial public offering) through September 30, 1996 is also provided for the Global Bond Series. The data should be read in conjunction with the financial statements and related notes which are included in Part B.


























                                                                        EQUITY/INCOME SERIES
                                             Unaudited
                                                1/1/96
                                                through                                 Year Ended
                                                6/30/96(1)  12/31/95  12/31/94  12/31/93    12/31/92
Net Asset Value, Beginning of Period             $14.8300  $11.4800 $12.5100   $11.2200    $10.7500


Income From Investment Operations

Net Investment Income                              0.1987    0.4155   0.4121     0.4341      0.4155
Net Gains (Losses) on Securities
          both realized and unrealized)           0.7763    3.5745   (0.4221)   1.2659      0.5045
                                                   ------    ------    ------    ------      ------
   Total From Investment Operations                0.9750    3.9900   (0.0100)   1.7000      0.9200
                                                   ------    ------    -------   ------      ------


Less Distributions

Dividends (from net investment income)             (0.2200)  (0.4300)  (0.4200)  (0.4100)  (0.4500)
Distributions (from capital gains)                 (1.2050)  (0.2100)  (0.6000)    none      none
Returns of Capital                                    none     none       none     none      none
                                                      ----     ----       ----     ----      ----
     Total Distributions                           (1.4250)  (0.6400)  (1.0200)  (0.4100)   (0.4500)
                                                   --------   -------   -------   -------   -------

Net Asset Value, End of Period                     $14.3800  $14.8300  $11.4800  $12.5100   $11.2200
                                                    -------   -------   -------   -------    -------
                                                    -------   -------   -------   -------    -------

Total Return(3)                                      7.15%     36.12%    (0.20%)    15.45%(4) 8.82%(4)

--------------------------------------------------------------

Ratios/Supplemental Data

Net Assets, End of Period (000's omitted)         $122,647  $109,003   $72,725    $65,519   $38,278
Ratio of Expenses to Average Net Assets              0.67%     0.69%     0.71%      0.75%     0.79%
Ratio of Expenses to Average Net Assets
   prior to Expense Limitation                      0.67%      0.69%    0.71%      0.76%     0.81%
Ratio of Net Investment Income to Average Net Assets 2.86%      3.24%    3.63%      3.95%     3.86%
Ratio of Net Investment Income to Average Net Assets
   prior to Expense Limitation                      2.86%      3.24%    3.63%      3.94%     3.84%
Portfolio Turnover Rate                               102%        85%      91%        67%       72%
Average Commission Rate Paid                       $0.0600        N/A      N/A        N/A       N/A




                                                  EQUITY/INCOME SERIES

                                                            Year Ended

                                                                              7/28/88(2)
                                                                               through
                                                  12/31/91 12/31/90  12/31/89  12/31/88
Net Asset Value, Beginning of Period               $9.2400 $11.4000  $10.1600  $10.0000

Income From Investment Operations

Net Investment Income                               0.4502   0.4489    0.2813    0.0934
Net Gains (Losses) on Securities
          (both realized and unrealized)           1.5498  (1.9189)    1.0337    0.0666
                                                    ------   -------   ------    ------
       Total From Investment Operations             2.0000  (1.4700)   1.3150    0.1600
                                                    ------   -------   ------    ------


Less Distributions

Dividends (from net investment income)            (0.4900) (0.5600)   (0.0750)    none
Distributions (from capital gains)                  none   (0.1300)      none     none
Returns of Capital                                  none     none        none     none
                                                    ----     ----        ----     ----
       Total Distributions                        (0.4900) (0.6900)    (0.0750)   none
                                                  -------- --------    -------    ----


Net Asset Value, End of Period                    $10.7500  $9.2400  $11.4000  $10.1600
                                                  --------   ------   -------   -------
                                                  --------   ------   -------   -------


Total Return(3)                                     22.32%  (13.31%)   13.04%     3.77%

--------------------------------------------------------------

Ratios/Supplemental Data

Net Assets, End of Period (000's omitted)          $38,840  $29,598   $12,959    $1,873
Ratio of Expenses to Average Net Assets              0.85%    0.96%     1.31%     2.00%
Ratio of Expenses to Average Net Assets
  prior to Expense Limitation                       0.85%    0.96%     1.31%     2.00%
Ratio of Net Investment Income to Average Net Assets 4.46%    5.80%     5.06%     6.40%
Ratio of Net Investment Income to Average Net Assets
  prior to Expense Limitation                       4.46%    5.80%     5.06%     6.40%
Portfolio Turnover Rate                                79%      34%       26%       ---
Average Commission Rate Paid                           N/A      N/A       N/A       N/A


(1) Ratios have been annualized but total return has not been annualized.
(2) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the fund.







































                                                  EMERGING GROWTH SERIES            GLOBAL BOND SERIES
                                        Unaudited                                         Unaudited
                                          1/1/96                        12/27/93(2)       5/2/96(6)
                                         through        Year Ended      through           through
                                          6/30/96(1)12/31/95  12/31/94  12/31/93          9/30/96

Net Asset Value, Beginning of Period    $14.0200    $10.1600 $10.2000   $10.0000         $10.0000

Income From Investment Operations
Net Investment Income                     0.0200      0.0976   0.0791       none           0.1977
Net Gains (Losses) on Securities
     (both realized and unrealized)       2.0000      3.8524  (0.1191)    0.2000           0.4723
                                          ------      ------  -------     ------           ------
    Total From Investment Operations      2.0200      3.9500  (0.0400)    0.2000           0.6700
                                          ------      ------  -------     ------           ------
Less Distributions
Dividends (from net investment income)   (0.0900)    (0.0900)   none        none          (0.1200)
Distributions (from capital gains)       (0.8000)      none     none        none            none
Returns of Capital                         none        none     none        none            none
                                           ----        ----     ----        ----            ----
Total Distributions                      (0.8900)    (0.0900)   none        none          (0.1200)
                                          -------    --------   ----        ----          --------

Net Asset Value, End of Period           $15.1500    $14.0200  $10.1600  $10.2000        $10.5500
                                          -------    --------   -------  --------        --------
                                          -------    --------   -------  --------        --------


Total Return(3)                           15.57%(4)  39.21%(4)  (0.39%)(4)2.00%(4)         6.73%(4)

--------------------------------------------------------------

Ratios/Supplemental Data

Net Assets, End of Period
(000's omitted)                           $32,803    $20,510     $7,087    $204           $5,430
Ratio of Expenses to Average Net Assets     0.80%      0.80%      0.80%     (5)            0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation             0.96%      0.96%      1.47%     (5)            1.26%
Ratio of Net Investment Income
    to Average Net Assets                   0.33%      1.03%      1.63%     (5)            5.54%
Ratio of Net Investment Income
    to Average Net Assets
    prior to Expense Limitation             0.17%      0.87%      0.96%     (5)            5.08%
Portfolio Turnover Rate                      115%        76%        59%     (5)              38%
Average Commission Rate Paid              $0.0522        N/A        N/A     N/A              N/A


(1) Ratios have been annualized but total return has not been annualized.
(2) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the fund.
(5) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(6) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.





Investment objectives and policies

Introduction
   The fund, a corporation organized in Maryland on February 19, 1987, is a diversified, open-end management investment company offering various series of shares. The Equity/Income Series commenced operations on July 28, 1988. The Emerging Growth Series commenced operations on December 27, 1993. The Global Bond Series was first publicly offered on May 1, 1996.

   Each series' investment objective is a fundamental policy and cannot be changed without approval by the holders of a "majority" of that series' outstanding shares, as defined in the 1940 Act. Although each series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for each series, see Other considerations for investment techniques available to various series of the fund. Part B provides more information on the series' investment policies and restrictions.

Equity/Income Series
   The objective of the Equity/Income Series is to seek to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The series seeks to provide shareholders with a current return while allowing them to participate in the capital gains potential associated with equity investments.

Investment strategy
   The series generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities having a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.

   All available types of appropriate securities are under continuous study. The series may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. In seeking to obtain its objective, the series may hold securities for any period of time. For temporary, defensive purposes, the series may hold a substantial portion of its assets in cash or short-term obligations.

   Income-producing convertible securities include preferred stock and debentures that pay a stated or variable interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the series to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates, as well as factors affecting the market value of the underlying common stock.

   The series may be suitable for the patient investor interested in long-term growth. The investor should be willing to accept the risks associated with investments in common stocks and income-producing securities, including those that are convertible into common stocks. The series is suitable for investors who want a current return with the possibility of capital appreciation. Naturally, the series cannot assure a specific rate of return or that principal will be protected. The value of the series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the series will strive to achieve its objective of long-term growth through both income and capital appreciation without undue risk to principal.


Emerging Growth Series

Investment strategy
   The objective of the series is long-term capital appreciation.
The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware
Management, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.

   The series will seek to identify changing and dominant trends within the economy, the political arena and our society. The series will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

   In investing for capital appreciation, the series may hold securities for any period of time. The series may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. The series may also invest in foreign securities.

   The series may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration.

   Income is not an objective of the series. However, should the market warrant a temporary defensive approach, the series may also invest in cash equivalents, and fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds.

   Although the series will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the series may not be changed without shareholder approval. Part B provides more information on the series' investment policies and restrictions.

   The series may be suitable for the patient investor interested in long-term capital appreciation. The prices of common stock, especially those of smaller companies, tend to fluctuate, particularly in the short-term. The investor should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the series to an additional risk.

   Net asset value may fluctuate in response to market conditions and, as a result, the series is not appropriate for a short-term investor.

   This series is designed primarily for capital appreciation. Providing current income is not an objective of the series. Any income produced is expected to be minimal. An investor should not consider a purchase of series shares as equivalent to a complete investment program.

   For hedging purposes, the series may engage in options activity and enter into futures contracts and options on futures contracts. For a discussion on these instruments, see Options under Other considerations and Futures contracts and options on futures contracts under Other considerations.

Global Bond Series
   The objective of the Global Bond Series is to achieve current income consistent with the preservation of investors' principal. The fund seeks to achieve this objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The series is a global fund. Under normal circumstances, at least 65% of the series' assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The series may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the ECU. For purposes of the 1940 Act, the Global Bond Series will operate as a nondiversified fund.

Investment strategy
   The series will attempt to achieve its objective by investing at least 65% of its assets in a broad range of fixed-income securities, including foreign and U.S. government securities and debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's Investors Service, Inc. ("Moody's"), or if unrated, are deemed to be of comparable quality by Delaware International.
The series may also invest in zero coupon bonds and in the debt securities of supranational entities denominated in any currency. Generally, the value of fixed-income securities moves inversely to the movement of market interest rates. The value of the series' portfolio securities and, thus, an investor's shares will be affected by changes in such rates.

   Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank. For increased safety, the series currently anticipates that a large percentage of its assets will be invested in U.S. and foreign government securities and securities of supranational entities.

   With respect to U.S. government securities, the series may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. Direct obligations of the U.S. government which are available for purchase by the series include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These obligations differ mainly in interest rates, maturities and dates of issuance. Agencies whose obligations are backed by the full faith and credit of the United States include the Farmers Home Administration, Federal Financing Bank and others.

   With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the series will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by Delaware International to be of comparable quality.

   From time to time, the series may find opportunities to pursue its objective outside of the fixed-income markets, but in no event will such investments exceed 5% of the series' net assets.

   The series may also invest in sponsored or unsponsored American Depository Receipts or European Depository Receipts. While the series may purchase securities of issuers in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the series may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment the series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

   The series may invest in restricted securities, including Rule 144A Securities. See Liquidity and Rule 144A securities. The series may invest no more than 10% of the value of its net assets in illiquid securities. The series will not concentrate its investments in any particular industry, which means that it will not invest 25% or more of its total assets in any one industry.

   It is anticipated that the average weighted maturity of the portfolio will be in the five-to-ten year range. If, however, Delaware International anticipates a declining interest rate environment, the average weighted maturity may be extended past ten years. Conversely, if Delaware International anticipates a rising rate environment, the average weighted maturity may be shortened to less than five years.

Interest rate swaps
   In order to attempt to protect the series' investments from interest rate fluctuations, the series may engage in interest rate swaps. The series intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the series with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the series holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the series from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

   The series may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging the series' investments, Delaware International and the series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the series' obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If the series enters into an interest rate swap on other than a net basis, the series would maintain a segregated account in the full amount accrued on a daily basis of the series' obligations with respect to the swap. See Foreign securities and foreign currency transactions and Special risk considerations under Other considerations, below.

Other considerations

When-issued securities
   Consistent with their respective objectives, each series may invest in U.S. government securities and corporate debt obligations on a when-issued basis ("when-issued securities"). These securities involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued securities purchased by the series is generally between 30 and 45 days. During the time between the commitment and settlement, the series do not accrue interest, but the market value of the bonds may fluctuate. This can result in a series' share value increasing or decreasing. The series will not ordinarily sell when-issued securities prior to settlement. If a series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

Foreign securities and foreign currency transactions
   As noted above, the Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Equity/Income and Emerging Growth Series may invest up to 25% of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, a series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See Special risk considerations for a discussion of these considerations.

Options
   To achieve the series' objectives, the series intend to use certain hedging techniques which might not be conveniently available to individuals.

   These techniques will be used at the respective investment manager's discretion to protect a series' principal value.

   The series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which they may invest. The Global Bond Series may also purchase call options and enter into related closing transactions. In purchasing put and call options, the premium paid by the series, plus any transaction costs, will reduce any benefit realized by the series upon exercise of the option.

   A put option gives a series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the series can be protected should the market value of the security decline. However, the series must pay a premium for this right, whether it exercises it or not.

   A covered call option obligates a series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the series receives premium income, which may offset the cost of purchasing put options. However, the series may lose the potential market appreciation of the security if the respective investment manager's judgment is wrong and interest rates fall.

   A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.

   Closing transactions essentially let a series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.

   The Equity/Income and Emerging Growth Series will use Exchange-traded options, but reserve the right to use over-the-counter options upon written notice to shareholders. The Global Bond Series may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Global Bond Series will only invest in such options to the extent consistent with its 10% limit on investments in illiquid securities.

   The Emerging Growth and Global Bond Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The Global Bond Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. No series will engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the Emerging Growth or Global Bond Series.

Futures contracts and options on futures contracts
   For hedging purposes, the Emerging Growth and Global Bond Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, the Global Bond Series may enter into futures transactions relating to foreign currency.

   A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

   The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

   A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

   Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

   A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

   The Emerging Growth and Global Bond Series may also purchase and write options on the types of futures contracts that series could invest in.

   A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the fund is exercised, the fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

   A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


   An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

   To the extent that interest or exchange rates or securities prices move in an unexpected direction, the series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the series from closing out its positions relating to futures.

Borrowings
   Each series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The series will not borrow money in excess of one-third of the value of their net assets. See Part B for additional possible restrictions on borrowing. The series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Except for the Global Bond Series, no series will pledge more than 15% of their net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. The Global Bond Series will not pledge more than 10% of its net assets or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the series has an outstanding borrowing.

Repurchase agreements
   The series may also use repurchase agreements which are at least 100% collateralized by U.S. government securities except that the Global Bond Series may accept as collateral any securities in which such series may invest. Each series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the respective investment manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the series could experience delays and expenses in liquidating the underlying securities.

   The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. Each series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

Portfolio loan transactions
   Each series may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the series.

   The major risk to which a series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a series will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment manager.

Liquidity and Rule 144A securities
   In order to assure that each series has sufficient liquidity, as a matter of fundamental policy, no series may invest more than 10% of its net assets in illiquid assets. For the Equity/Income Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the Emerging Growth and Global Bond Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

   While maintaining oversight, the Board of Directors has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets. The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

   If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Emerging Growth or Global Bond Series' holdings of illiquid securities exceed the series' 10% limit on investment in such securities, the respective manager will determine what action shall be taken to ensure that the series continues to adhere to such limitation.

Special risk considerations
   Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a series, nor can there be any assurance that the series' investment objective will be attained.

   The Global Bond Series has the right to purchase securities in any foreign country, developed and underdeveloped, or emerging growth countries. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

   Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Fund) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

   To the extent that interest or exchange rates or securities prices move in an unexpected direction, a series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the series from closing out its positions relating to futures.

   As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a series' position, the series may forfeit the entire amount of the premium plus related transaction costs.

   With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

   It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

   The Global Bond Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The series has qualified as a regulated investment company under the Code. Accordingly, during periods when the series receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

   The use of interest rate swaps by the Global Bond Series involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Delaware International is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the series will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive.

   While the Global Bond Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, it will not be diversified for purposes of the 1940 Act. Thus, while at least 50% of such series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the series' assets.
A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

                                *     *     *

   Each series' investment objective, the fund's designation as an open-end investment company, the Equity/Income and Emerging Growth Series' designation as a diversified fund, and each series' policies concerning portfolio lending, borrowing and purchases of illiquid securities may not be changed unless authorized by the vote of a majority of the series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of a series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy; or b) more than 50% of a series' outstanding voting securities. Part B lists other more specific investment restrictions of the series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the series' performance during its most recently completed fiscal year appears in the series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the fund without a shareholder vote.

Diversification
   The fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

   Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments;
(iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.

   The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by
Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

   Each series of the fund will be managed in such a manner as to comply with these diversification requirements.

Purchase and redemption

   Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of offering price and net asset value per share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the fund with respect to the acquisition or redemption of fund shares.

Dividends and distributions

   Dividends for the Global Bond Series are declared and paid monthly on the first business day after the end of the month. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The fund's fiscal year ends on December 31.

   For the Equity/Income Series, the fund will make payments from the series' net investment income quarterly. Distributions from the series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

   For the Emerging Growth Series, the fund will make payments from the series' net investment income and net realized securities profits, if any, twice a year.

   All dividends and distributions are automatically reinvested in additional series shares.

Taxes

   The fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, the fund will not be subject to federal income tax to the extent its earnings are distributed. The fund intends to distribute substantially all of the respective series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the fund will inform shareholders of the amount and nature of such income or gains.

Calculation of offering price and net asset value per share

   The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

   A series' NAV per share is computed by adding the value of all securities and other assets in that series' portfolio, deducting any liabilities of that series (expenses and fees are accrued daily) and dividing by the number of that series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining each series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments) are priced at fair value by an independent pricing service using methods approved by the fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the fund's Board of Directors.

   The Global Bond Series' portfolio may be comprised primarily of foreign securities. From time to time, those securities may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the NAV of that series may be significantly affected by such trading on days when shareholders have no access to that series. To the extent other series hold foreign securities which are so listed, the net asset value of those series also could be affected by trading on days when shareholders have no access to those series.

Management of the fund

Directors
   The business and affairs of the fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment managers
   Delaware Management furnishes investment management services to the Equity/Income and Emerging Growth Series. Delaware
International, an affiliate of Delaware Management, furnishes investment management services to the Global Bond Series.

   Delaware Management and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1995, Delaware Management and its affiliate, Delaware International, were supervising in the aggregate more than $28 billion in assets in the various institutional (approximately $17,606,321,000) and investment company (approximately $10,522,726,000) accounts.

   Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Except for the Global Bond Series which was not yet in existence, in connection with the merger, new Investment Management Agreements between the fund on behalf of each series and its investment manager were executed following shareholder approval. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

   Delaware Management manages the Equity/Income and Emerging Growth Series' portfolios and makes investment decisions which are implemented by the fund's Trading Department. For these services, Delaware Management is paid an annual fee equal to 3/4 of 1% of the average daily net assets of the Emerging Growth Series and 6/10 of 1% of the Equity/Income Series' average daily net assets, less, in the case of the Equity/Income Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the fund. The investment management fee incurred by the Equity/Income and Emerging Growth Series for the year ended December 31, 1995 was 0.60% and 0.75%, respectively, of average daily net assets. After considering the waiver of fees by Delaware Management, as described under the caption Expenses, the investment management fee paid by the Equity/Income and Emerging Growth Series was 0.60% and 0.58%, respectively, of average daily net assets.

   Delaware International manages the Global Bond Series' portfolio and implements investment decisions on behalf of the series. For these services, Delaware International is paid an annual fee equal to 0.75% of the average daily net assets of the Global Bond Series. See Expenses for a discussion of a voluntary waiver of its management fee undertaken by Delaware International. The Global Bond Series was first offered to investors on May 1, 1996.


   John B. Fields has primary responsibility for making day-to-day investment decisions for the Equity/Income Series. He has been the Senior Portfolio Manager of this series since 1992. Mr. Fields, who has 25 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society.

   In making investment decisions for the Equity/Income Series, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of Delaware Management and the fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an executive vice president of the fund in 1994. He is also a member of the Board of Directors of the Manager and DMC and was named an executive vice president of DMC in 1994.

   Edward N. Antoian and Gerald S. Frey have primary responsibility for making day-to-day investment decisions for the Emerging Growth Series. Mr. Antoian, a Vice President/Senior Portfolio Manager of the fund, has had such responsibility since the series' inception. A graduate of The State University of New York at Albany with an MBA in Finance from the University of Pennsylvania's Wharton School, Mr. Antoian began his career with Price Waterhouse. Prior to joining the Delaware Group in June 1984, he worked in the Institutional Equity Department of E.F. Hutton in Philadelphia. Mr. Antoian is CFA charterholder, and a member of the Philadelphia Finance Association and the Philadelphia Securities Association. Mr. Frey joined Mr. Antoian as Vice President/Senior Portfolio Manager and Co-Manager of the series in June 1996. Mr. Frey has 20 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and an MBA from Wilkes College. Prior to joining the Delaware Group in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

   In making investment decisions for the series, Mr. Antoian and Mr. Frey regularly consult with Wayne A. Stork, William H. Miller, Judith R. Finger and Lori Wachs. Mr. Miller is a Vice President/Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood. Ms. Finger is a Vice President/Assistant Portfolio Manager. She joined the Delaware Group in 1995 from the New York-based Fred Alger Management, where she was an equity analyst for three years. Prior to that, she held positions with Chemical Bank and Dun & Bradstreet, in mergers and acquisitions. She earned her BA in Finance from the University of Pennsylvania and her MBA in Finance & Accounting from the University of Chicago. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.

   Ian G. Sims has primary responsibility for making day-to-day investment decisions for the Global Bond Series. He has been the senior portfolio manager for this series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd.

   In making investment decisions for the Global Bond Series, Mr. Sims regularly consults with Hywel Morgan and Christopher A. Moth. Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London.

Portfolio trading practices
   The series normally will not invest for short-term trading purposes. However, the series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the series. Given the respective series' investment objectives, the annual portfolio turnover rates are not expected to exceed 100% for the Equity/Income and Global Bond Series, but may exceed 100% for the Emerging Growth Series.

   The portfolio turnover rates for the Equity/Income and Emerging Growth Series for the years ended December 31, 1994 and 1995 were as follows: Equity/Income Series -- 91% and 85%, respectively, and
Emerging Growth Series -- 59% and 76%, respectively.

   Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the respective investment manager or their respective advisory clients. These services may be used by the respective investment manager in servicing any of their respective accounts. Subject to best price and execution, the respective investment manager may consider a broker/dealer's sales of variable contracts in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain series expenses such as custodian fees.

Performance information
   From time to time, the fund may quote each series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of series, if applicable) periods. The fund may also advertise aggregate and average total return information concerning the series over additional periods of time.

   From time to time, the fund may also quote the Global Bond
Series' yield or total return performance in advertising and other types of literature. The current yield for the series will be calculated by dividing the annualized net investment income earned by the series during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

   Because securities' prices fluctuate, investment results of the series will fluctuate and past performance should not be considered as a representation of future results.

Distribution and service
   The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the fund's national distributor under Distribution Agreements dated April 3, 1995 for the Equity/Income and Emerging Growth Series. The Global Bond Series' Distribution Agreement is dated as of May 1, 1996. The Distributor bears all of the costs of promotion and distribution.

   Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for each series under the Amended and Restated Shareholders Services
Agreement dated May 1, 1996.

   The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

Expenses
   Each series is responsible for all of its own expenses other than those borne by the respective investment manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.

   With respect to the Equity/Income Series, Delaware Management had elected voluntarily to waive its fee and reimburse this series to the extent necessary to limit certain expenses of the series to 8/10 of 1% of the series' average daily net assets for the period July 1, 1992 through June 30, 1993. This waiver has been extended through June 30, 1996. For the year ended December 31, 1995, the Equity/Income Series' ratio of expenses to average daily net assets was 0.69%.

   In connection with the Emerging Growth Series, Delaware
Management had elected voluntarily to waive its fee and to reimburse the series to the extent necessary to limit certain expenses to 8/10 of 1% of average daily net assets for the period from commencement of the public offering for the series through June 30, 1994. This waiver has been extended through June 30, 1996. For the year ended December 31, 1995, the Emerging Growth Series' ratio of expenses to average daily net assets was 0.80%, reflecting the waiver of fees.

   With respect to the Global Bond Series, Delaware International has elected voluntarily to waive its fee and to reimburse the series to the extent necessary to limit certain expenses to 8/10 of 1% of average daily net assets for the period from commencement of the public offering through June 30, 1996.

Description of fund shares
   Shares of the fund are sold only to separate accounts of life companies. Currently, the shares of the fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Financial Life Insurance Company and Separate Accounts VA-K, VEL, VEL II and Inheiritage of Allmerica Financial Life Insurance and Annuity Company. In the future, shares of the fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

   As a "series" type of mutual fund, the fund issues separate classes or series of stock. Additional series may be established in the future. An interest in the fund is limited to the assets of the particular series in which shares are held, and shareholders of each series are entitled to a pro-rata share of all dividends and distributions arising from an investment in such series.

   The fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the fund consists of five hundred million shares of common stock, $.01 par value. Each of the series is currently allocated fifty million shares. The fund may establish additional series and may allocate its shares either to such new classes or to any of the existing series.

   Each series' shares have equal voting rights and are equal in all other respects. Each series will vote separately on any matter which affects only that series. Shareholders get one vote for each share held; fractional shares are voted. The fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shares of each series will have a priority over shares of any other series of the fund in the assets and income of that series.

   Because of current federal securities law requirements, the fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectuses for the separate accounts which invest in the fund, the voting instructions received from contract owners may be disregarded.